December 2007 Investor Presentation: Q3 Business Transformation Update

Disclosures This presentation has been prepared by Doral Financial Corporation (the "Company") to provide current information, including preliminary financial information about its operations and includes information that has not been included in any report previously filed with the U.S. Securities and Exchange Commission (the "SEC"). The financial information has not been audited or reviewed by the Company's independent registered public accounting firm and reflects the Company's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors, and circumstances that could affect the realization of those developments or results. Furthermore, this presentation contains certain forward- looking statements with respect to the financial condition, results of operations and business of the Company that are subject to various risk factors and conditions which could cause actual results to differ materially from historical results or from past results container herein. Such factors include, but are not limited to, the possibility that adverse general market macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments, the ability of management to effectively implement the Company's strategies, increases in delinquency rates of borrowers and other factors described in the Company's periodic filings with the SEC. The Company is not under any obligation (and expressly disclaims any such obligation) to publicly update or revise its forward looking statements or any information contained herein. Slide 2

Contents Overview Review of the Recapitalization Financials Credit Quality Interest Rate Risk Liquidity Growth Summary

Doral Financial Corporation map Key Facts (Q3 2007): Branches 41 Assets $9.5 B Loans $4.9 B Deposits $4.1 B Leverage Ratio 11.6% Net Interest Margin 181 bps Employees 1,391 Serving Puerto Rico Through 41 Branch Locations Mortgage Construction Commercial Consumer / Other Loan Mix 3403665 704463 609065 279784 Loan Portfolio Composition (9/30/2007) Mortgages account for 68% of Loan Portfolio

Today's Doral Over the last 18 months, Doral's management team has successfully executed against the goals that it set for that period of time. Identify and address material weakness in internal controls Re-state audited financials for years ended 2000 to 2004 and issue 2005 financials Sell $4.0B of mortgage loans (First Bancorp, Santander, etc.) Hire new CEO (GE veteran) Complete internal review of books, records and accounting practices Conduct independent investigation by Latham & Watkins LLP Adjust methodology used to determine fair value of portfolio of IO's and revise accounting for mortgage loan sales ? ? ? ? ? ? ? ? ? ? ? ? Bolster management team (CFO, CIO, Treas., CEO of DRL PR, Gen. Counsel, HR, etc.) Hire consulting group to implement managerial excellence Introduce centers of excellence Rationalize operations and right-size employee base Establish credibility and transparency with regulators ? Conclude investigation by the SEC/resolve SEC fines and spearhead class action litigation settlement Position company for growth ? ? Resolution of class action lawsuits Refinance $625 million Senior Notes and address liquidity needs Release 2007 Q1, Q2 and Q3 results (financials up-to-date) Fortify balance sheet ? ? ?

Transforming Doral From To Market Share Driven Returns Oriented Creating a Diverse, Returns Oriented Community Bank Mono-line Mortgage Business Multi-Product Community Bank Gain-on-Sale Driven Revenue Net Interest Margin & Fee Income Trading Activities Earnings Stability Substantial Governance Issues Compliance as a Growth Strategy

Review of the Recapitalization

Review: Doral Restructuring and Recapitalization On May 17, 2007, the Company entered into a definitive agreement providing for the sale of $610 million of Doral common stock at $0.63 per share to a newly- formed entity, Doral Holdings, which was created by a group of private equity investors $610M investment by Doral Holdings in Doral Financial Corp. (holding co.) MSR & Doral Mortgage contributed as capital to Doral Bank Puerto Rico Doral Bank Puerto Rico dividend of $155M to DFC Repayment of $625M debentures due 07/20/07 Sale of Doral Bank New York branches closed Doral Bank New York dividend and return of capital of $45M to DFC $1.9B Balance sheet restructuring plan executed Payment of shareholder settlement of $95M July 19 July 19 July 19 July 20 August 17 August 8 July 30 July 26

Stock Ownership Following the Transaction Public Ownership Doral Holdings 90% 10% Bear Stearns Merchant Banking Marathon Asset Management Perry Capital The D.E. Shaw Group Tennenbaum Capital Partners Eton Park Capital Management Goldman Sachs & Co Canyon Capital Advisors GE Asset Management Other LP Investors General Partner Investor in Doral Holdings Limited Partner Investor in Doral Holdings Management* Slide 8 *less than 2%

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Strong Board of Directors

Doral's board is comprised of a diverse group of financial and banking industry professionals with the experience to successfully govern Doral.

Members of the Board

Name	Role	Date Joined	Background
Glen Wakeman	Executive	May 2006	President and CEO, Doral Financial Corporation
Dennis Buchert	Independent	October 2006	Former CEO, Credit Agricole Indosuez
Frank Baier	Independent	July 2007	Former CFO, Independence Community Bank
David King	Doral Holdings	July 2007	Senior Managing Director, Bear, Stearns & Co. Inc.
Howard Levkowitz	Doral Holdings	July 2007	Managing Partner and Co-founder, Tennenbaum Capital Partners, LLC
Michael O'Hanlon	Doral Holdings	July 2007	Senior Managing Director, Marathon Asset Management
Ori Uziel	Doral Holdings	July 2007	Managing Director, Perry Corp.
James Gilleran	Independent	December 2007	Former Director, Office of Thrift Supervision
Ramesh Shah	Independent	December 2007	Chairman, WNS Global Services; Former EVP and Head of Retail Banking, Greenpoint Financial
Kevin Twomey	Independent	December 2007	Former President & COO, The St. Joe Company; Former Vice Chairman and CFO, HF Ahmanson & Co.

Experienced Management Doral's management team consists of a group of highly motivated, hard working, talented and experienced individuals with many years of training at world-class organizations. Doral's Senior Management Team Doral's Senior Management Team Doral's Senior Management Team Doral's Senior Management Team Doral's Senior Management Team Doral's Senior Management Team Doral's Senior Management Team Name Title Date Hired Prior Experience Glen Wakeman President and CEO May 2006 CEO, GE Money Latin America Marangal "Marito" Domingo EVP, Chief Financial and Investment Officer Sep 2006 Executive VP Finance & Strategy, Countrywide Bank Calixto Garcia-Velez EVP, Chairman and CEO of Doral Bank PR Sep 2006 President, Citibank West FSB and Citibank Florida Lesbia Blanco-Diaz EVP, Chief Talent and Administration Officer Jul 2006 Global Director of Human Resources, Ethicon (a Johnson & Johnson Company) Enrique Ubarri-Baragano EVP, General Counsel Sep 2006 VP and General Counsel, Triple-S Management Corporation Gerardo Leiva EVP, Chief Operations Officer Oct 2006 Chief Information Officer, GE Money Mexico Christopher Poulton EVP, Chief Business Development Officer Jun 2007 VP Business Development, GE Money Paul Makowski EVP, Chief Risk Officer Jul 2007 Chief Risk Officer, Bank of America Mortgage Division

Solid Capital Position Doral recently completed a $610 million equity recapitalization. Regulatory Capital Ratios Tier 1 Ratio 6.0% 18.4% 15.0 % Total Capital Ratio 10.0 19.4 16.2 Leverage Ratio 5.0 11.6 7.0 'Well Capitalized' DFC Doral Bank PR Level (Regulatory) Sep-07 Sep-07

Capacity For Growth Following the recapitalization, Doral Financial has substantial capital, leaving capacity to support future growth opportunities Available Leverage Capacity at DFC Implications of Capital and Restructuring Events: $8.5B in Asset Growth Capacity Note: Analysis assumes 6% minimum leverage ratio. Undercapitalized by $150 based on this asset size ($ in millions) Overcapitalized with capacity for $8.5B of incremental assets Undercapitalized by $180 based on this asset size Potential Total Assets of $18,100 Total Assets of $10,742 Total Assets of $8,677 Total Assets of $9,505 $1,082 Pre-Re-Capitalization 6/30/07 Impact of AFS / DBNY Pro-Forma Cumulative Effect Of Capital Raise 9/30/07 Slide 12

Financials

Asset Balances 48.7% decline in Total Assets represents Doral's coordinated program to focus investment in high quality assets Change in Asset Balances Since March 2006 $17.8 $13.9 $13.8 $11.9 $11.5 $10.7 $9.5 ($ in billions)

Composition of Liabilities The 51.7% decline in Total Liabilities from Mar-06 to Sep-07 has been driven by decreases in Loans Payable and Repurchase Agreements; during the same period Deposits increased. Change in Liability Balances Since March 2006 ($ in billions)

Doral Financial Historical Financials Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statemen t ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) Income Statement ($ in millions) 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2007 By Quarter 2002 2003 2004 2005 2006 Q1 07 Q2 07 Q3 07 2007 YTD Net Interest Income $164 $238 $338 $280 $201 $38 $35 $39 $112 Provision (4) (12) (10) (22) (40) (6) (19) (5) (30) Non-Interest Income (Loss) 167 119 16 62 (59) 12 25 (110) (73) Non-Interest Expense 146 179 214 288 374 75 77 73 225 Pre-Tax Income (Loss) 181 166 130 32 (272) (31) (36) (149) (216) Tax Expense (Benefit) 13 24 (85) 19 (48) 6 1 (86) (79) Net Income (Loss) $168 $142 $215 $13 ($224) ($37) ($37) ($63) ($137) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Da ta ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Supplemental Data ($ in billions) Loans $4.4 $5.2 $6.7 $7.8 $5.2 $5.1 $5.0 $4.9 $4.9 Interest Earning Assets 8.7 11.1 17.1 16.5 11.0 10.7 10.0 8.7 8.7 Total Assets 9.4 11.8 17.8 17.3 11.9 11.5 10.7 9.5 9.5 Deposits 2.2 3.0 3.6 4.2 4.3 4.2 3.9 4.1 4.1 Equity 0.8 1.2 1.3 1.1 0.9 0.9 0.8 1.4 1.4 Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios (bp or %) Key Ratios ( bp or %) Key Ratios (bp or %) Net Interest Margin 211 bp 241 bp 251 bp 156 bp 141 bp 143 bp 130 bp 181 bp 150 bp ROA 2.0% 1.4% 1.5% 0.1% (1.4%) (1.2%) (1.3%) (2.6%) (2.7%) ROE 30.7% 20.0% 30.2% (3.0%) (27.8%) (23.7%) (74.7%) (40.4%) (52.7%) Efficiency Ratio 59.4% 47.1% 43.4% 74.9% 177.2% 144.5% 142.7% 114.3% 132.5% Tier 1 Capital - 18.7% 14.4% 11.7% 10.3% 9.6% 8.9% 18.4% 18.4% Leverage Ratio - 9.7% 6.8% 5.5% 4.5% 4.7% 4.5% 11.6% 11.6%

Financials: Summary The size of Doral's balance sheet has been reduced from $17.8B in Q1 06 to $9.5B in Q3 07 Doral's balance sheet now has a healthy mix of securities and loans, supported by appropriate funding Doral's interest rate risk has been reduced to acceptable levels Shrinking Doral's balance sheet involved the sale of pools of mortgage loans and securities Doral's 2005 - 2007 non-interest income and expense figures include large amounts of "legacy resolution" costs Eliminating "legacy resolution" costs will make a significant improvement in Doral's profitability in 2008 and beyond Slide 17

Credit Quality

Credit Risk Management World-Class Leadership Paul Makowski, Chief Risk Officer: Former Chief Risk Officer for Bank of America's Mortgage Division Sunder Raman, SVP Data Analytics: Former head of Data Analysis for Bank of America's Consumer Banking division David Stockdale, SVP Collections: Former Global Collections Best Practice Leader at HSBC Loan Loss Provision Model-based calculation Functions properly segregated among different Departments Independent loan review function Conservative, Data Driven Underwriting Standards Improved processes underlying gathering of loan documents Average FICO 700 and average LTV 75% on new originations Enhanced Collections Effectiveness Expanded team of 140 collection professionals Proactive foreclosure management based on analytics and MIS NPA reduction initiatives

Mortgage Bookings: FICO Distribution Booking Amount Across FICO Score Since Q3 '06 +75% of Originations Have FICO Scores of 660 or Better ? 68% 73% 79% 76% 77% 76% 76% Source: Internal Management Reports

US Mortgage Crisis Impact in Puerto Rico Doral holds very few non-traditional mortgage products on its balance sheet No negative amortization loans No ARMs Inconsequential amount of Interest-Only loans Exotic products not widely offered in Puerto Rico Doral is not a sub-prime lender Doral has not been significantly impacted by the crisis

Allowance for Loan Losses Model-based calculation for 94% of reserves Loan level impairment modeling accounts for 32% of total reserve (FAS 114) Calculation responsibilities segregated among 4 functions within the Company Relationship and Workout Officers Risk Officers for Business Lines Independent Loan Review function Modeling function Oversight by Risk Management and Credit Committee

Non Performing Loans and Loan Loss Reserve Mortgage Portfolio: Increase in allowance for mortgage portfolio principally related to the repurchase of $23M worth of delinquent loans from recourse obligations Construction Portfolio: Reserves on Non Performing Loans were reduced as a result of detailed loan-by-loan impairment analyses. Source: Internal Management Reports

Non Performing Loans and Loan Loss Reserve 97.1% of portfolio is collateralized Mortgage Historical charge-offs have been low 70% of foreclosure accounts eventually cure LTV of non performing loan portfolio equals 68% On average, YTD proceeds from sales of OREO returned 118% of underlying Un-Paid Balance Construction General Reserves: From 12/31/06 to 9/30/07 General reserves reduced from $18.3 million to $12.3 million General reserve includes a reserve for performing loans - a reduction in total loan balances resulted in a reduction in General reserve. Percentage of Specific reserve loans increased from 87% to 96% resulting in a move from General to Specific reserves. Specific Reserves: From 12/31/06 to 9/30/07 Specific reserves increased from $19.8 million to 25.2 million; Coverage reduced from 15.4% to 11.9% Loan-by-loan analysis indicated that the non performing loans classified prior to 2007 demonstrated weaker cash flows in September, resulting in an increase in Coverage ratio to 21.0% Loan-by-loan analysis indicated that non performing loans classified during 2007 demonstrated stronger cash flows than those classified prior to 2007, resulting in a coverage ratio for these loans of 1.9%

Non Performing Asset Reduction Initiatives Implementation of Global Best Practices Technology and MIS based New dialer Behavior score driven Proactive management Added 47 permanent full time collectors Increased training time 150% Foreclosure Avoidance Loan Restructuring Deeds in lieu / Cash out program REO Pipeline Task force to complete the legal remediation of properties that cannot be currently marketed Legal resources brought in house Targeted Loan Repayment Commercial and construction troubled loans Added 6 workout specialists Material incentives to workout staff

Credit Quality: Summary Recruited World-Class Risk Management Leadership Doral's mortgage portfolio is composed of traditional fixed rate products, conservatively underwritten Doral has improved the quality of reserve coverage in all areas of its loan portfolio, while reducing exposure to riskier credits Stabilizing credit quality Initiatives to drive portfolio improvements Slide 26

Interest Rate Risk

De-Leveraging Interest Rate Risk TOTAL ASSETS DURATION OF EQUITY March 2006 IRR Position $17.8 B 34 Years less: December 2006 Securities Sale (cost of $30M) (1.7) (7 Years) less: Asset Run-off & Loan Sales April to December 2006 (4.2) (11 Years) December 2006 IRR Position $11.9 B 16 Years add: Asset Bookings December 2006 to September 2007 0.3 less: August 2007 Securities Sale (cost of $126M), New York Sale & Capital Infusion (2.3) (7 Years) September IRR Position $9.5 B 9 Years ($ in billions) Source: Internal Management Reports

Interest Rate Risk Profile Doral's balance sheet restructuring plan successfully reduced interest rate sensitivity to within established limits. Measure Scenario Limits Mar-07 Status Sep-07 Status Year 1-NII Sensitivity +100 bps (10.0%) 3.0% OK 5.4% OK (100) (10.0) (6.0) OK (7.1) OK Year 2-NII Sensitivity +100 (10.0) (13.0) Fail 0.7 OK (100) (10.0) 6.0 OK (4.0) OK Year 3-NII Sensitivity +100 (10.0) (13.0) Fail (1.8) OK (100) (10.0) 3.0 OK (2.3) OK Year 4-NII Sensitivity +100 (10.0) (18.0) Fail (5.2) OK (100) (10.0) 8.0 OK 1.0 OK Year 5-NII Sensitivity +100 (10.0) (15.0) Fail (3.7) OK (100) (10.0) 6.0 OK (0.5) OK Duration of Equity +/-100 bps 12.0 Years 18.3 Fail 8.8 OK Doral Financial Source: Internal Management Report Analysis based on Doral Financial Corporation balance sheet as ofMarch-07 and September -07 Balances held constant for purposes of analysis Analysis shows impact of instantaneous change in the yield curve for the respective dates (March-07, September-07)

Interest Rate Risk: Summary Doral has dramatically reduced interest rate risk over the last eighteen months Volatility of net interest income is now within acceptable levels Doral's interest rate risk reduction efforts have created a balance sheet that produces a predictable earnings stream Doral no longer holds any significant IO positions (sold or unwound in Q1 and Q2 06) Doral no longer holds a disproportionate amount of investment securities that are inadequately hedged Slide 30

Liquidity

Doral's Liquidity Position As of September 30, 2007, available liquidity was $1.6 billion, including $1.3 billion in cash and cash equivalents: Source: Internal Management Reports Slide 32

DFC Stand-Alone Capital Term Structure Total < 1 Year 1-3 Years 3-5 Years 5 or more Years Repurchase Agreements $239 $239 Loans Payable 416 41 $87 $69 $217 Notes Payable 235 6 12 12 205 Other Liabilities 80 Perpetual Preferred Equity 573 Common Equity 524 Total Capitalization $1,861 $286 $99 $81 $222 Notes: Repurchase agreements are secured by treasury and agency securities. Loan payable are secured by SFR mortgages whose cash flows are derived from the underlying mortgage P&I. ($ in millions) Loans Payable and Repurchase Agreements are self-funding Notes Payable maturities are limited to $30MM over next 5-years

Sources of Funds for New Originations at Doral Bank PR FHLB Borrowings $150M in excess capacity Potential addition of $221M Limit: 30% of assets Brokered CDs $100M in weekly capacity Principal repayments $240M annual repayments Source: Internal Management Reports

Liquidity: Summary Doral has not been impacted by the lack of liquidity from warehouse lines and non- agency repo facilities Doral has sufficient and stable sources of funds for the future Doral relies on stable funding from the FHLB of NY and the broker deposit market Doral and its subsidiaries currently have adequate liquidity to meet their operational needs Doral's holding company has adequate liquidity to support itself if Doral's Cease and Desist orders remain in-place beyond 2008 Slide 35

Growth

Business Segments Doral is focused on becoming a returns-driven community bank. Doral's core mortgage banking business will continue to serve the profitable segments of the market while the Company diversifies its product and service offerings Retail Banking Mortgage Commercial and Small Business Residential Construction Primary consumer banking relationship products with a variety of loans and banking services through 41 branches in key markets across Puerto Rico Residential mortgage banking activities in Puerto Rico through 130 Relationship Officers embedded within retail branches Competitive secured lending and deposit products through service driven relationship banking to commercial customers and small businesses Financing to select developers focusing on the affordable and mid-range housing sectors

Opportunity To Grow In All Business Lines Channel Expansion: Expand to include correspondent, realtor, new projects, and more loan officers in retail branches Underwriting: Improve risk-based pricing as market rationalizes Cost Efficiency: Faster service and improved process efficiency Mortgages Cross-Sell: Increase offerings to over 400,000 existing consumers Tailored Solutions: Develop innovative products such as P¡NK account for women. Targeted Marketing: Improve data modeling driving lower cost to acquire Retail Sales force expansion: Hire seasoned Relationship Officers Product menu: Filling gaps in product line Pricing and credit: Underwriting improvements to optimize profitability Portfolio Optimization: Focus on select developer profile to target returns vs. market share Channel Alignment: Align Construction and Mortgage channels for improved end loan penetration Credit: Expand work-out and collections department Construction Mortgages Segment Small Business Commercial Growth Strategy

How We Grow Leverage Doral's Strong Brand Sell More Products To Existing 400,000 Customers Add New Mortgage Channels Help Developers Sell More Homes Grow Small Business Relationships Deploy Excess Capital

Summary

Key Messages Executed the recapitalization plan which allows DFC to become once again a source of strength for the banks and operating subsidiaries Provided capital for Interest Rate Risk restructuring DFC in excess capital position Focused on remediation of various accounting and compliance issues On track and returned to regular reporting cycle New Directors provide strong governance Highly experienced management team The company's ability to return to profitability in the near term amid difficult industry conditions is based on sound tactics within management control Margin expansion through capital deployment Fee income growth by rationalizing product offerings and sales management Expense reduction by eliminating legacy, one-time and redundant costs Management's business strategy is to convert Doral from a mono-line mortgage bank into a multi-product community bank Business lines are aligned with charters Capitalize on existing 400,000+ customer base Capitalize on consumer's desire for alternative bank choices Management is focused on executing its business strategy following its recapitalization.